UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2020
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego
CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously reported on October 13, 2020, Ligand Pharmaceuticals Incorporated (“Ligand”) and its wholly-owned subsidiary Vernalis Limited, a company incorporated in England (“Seller”), entered into an Agreement for the Sale and Purchase of the Entire Issued Share Capital of Vernalis (R&D) Limited (the “Purchase and Sale Agreement”) with HitGen UK Ltd, a company incorporated in England (“Buyer”), and HitGen Inc., a publicly-traded company incorporated in China, pursuant to which Ligand and Seller agreed to sell the entire issued share capital of Vernalis (R&D) Limited, a company incorporated in England and a wholly-owned subsidiary of Seller (“Vernalis”), which constitutes the sale of the Vernalis business operations including the Vernalis Design Platform (the “Vernalis Business”).

On December 2, 2020, Ligand completed the sale of the Vernalis Business operations to Buyer. Pursuant to the terms of the Purchase and Sale Agreement, at the closing of the transaction, Buyer paid $26.7 million in cash, following adjustment for debt, cash and net working capital. In addition, Buyer will pay to Ligand any net receipts pursuant to completed collaboration licenses and a share of any net receipts pursuant to ongoing research collaboration agreements.

Forward-Looking Statements

This report contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand’s judgment as of the date of this report. Words such as “plans,” “believes,” “expects,” “anticipates,” and “will,” and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the potential for Ligand to receive future economics from Buyer on completed collaboration licenses and ongoing research collaboration agreements. Actual events or results may differ from Ligand’s expectations due to risks and uncertainties inherent in Ligand’s business, including, without limitation: Ligand may not realize future benefit from the transaction, including from retained license and collaboration economics and as a result of indemnification claims under the Purchase and Sale Agreement and the retention by Ligand of certain liabilities associated with the Vernalis Business; and other risks described in Ligand’s prior press releases and filings with the SEC. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand's stock price. Additional information concerning these and other risk factors affecting Ligand can be found in Ligand’s prior public periodic filings with the Securities and Exchange Commission available at www.sec.gov. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this report. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: December 2, 2020	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Senior Vice President, General Counsel and Secretary